                                                                    EXHIBIT 24

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned do hereby constitute and appoint MARSHALL T. REYNOLDS and JOSEPH C. WORTH,

III and each of them severally, the true and lawful agents and attorneys-in-fact (the "Agents" and, severally, an "Agent") of the undersigned with full power to act and sign, upon the terms and conditions herein set forth, with full power of substitution and resubstitution, for and in the name, place and stead (in any such capacity) with respect to all applications, certificates, letters,

registration statements, exhibits, amendments (including

post-effective amendments) to registration statements or other documents addressed to or filed with the Securities and Exchange

Commission which may be required in connection with the

registration under the Securities Act of 1933, as amended, of the common stock of Champion Industries, Inc., and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of the undersigned directors every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned may or could do in person, all of such acts being hereby ratified and confirmed.

     WITNESS the following signatures and seals:


/s/ Robert H. Beymer
------------------------------
Robert H. Beymer


/s/ Philip E. Cline
------------------------------
Philip E. Cline


/s/ Harley F. Mooney, Jr.
------------------------------
Harley F. Mooney, Jr.


/s/ Todd L. Parchman
------------------------------
Todd L. Parchman


/s/ A. Michael Perry
------------------------------
A. Michael Perry


/s/ Neal W. Scaggs
------------------------------
Neal W. Scaggs


/s/ Glenn W. Wilcox, Sr.
------------------------------
Glenn W. Wilcox, Sr.

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

     I, Lisa A. Lucas, a Notary Public in and for the

aforesaid, do hereby certify that Robert H. Beymer, Philip E.

Cline, Harley F. Mooney, Jr., Todd L. Parchman, A. Michael Perry,

Neal W. Scaggs, and Glenn W. Wilcox, Sr., to me known to be the persons described in and who executed the foregoing instrument and whose names are signed to the same, have this day acknowledged that they executed the same, before me, in my said state.

     Given under my hand and official seal this 6th day of

March, 1998.

     My commission expires December 22, 2003.


(SEAL)
                                    /s/ Lisa A. Lucas
                                    --------------------------------------
                                                 Notary Public


                                       3